SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation and Presentation
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Eagle Ford Hunter, Inc., Triad Hunter, LLC, Alpha Hunter Drilling, LLC, Hunter Real Estate, LLC, NGAS Hunter, LLC, Magnum Hunter Production, Inc., Magnum Hunter Resources GP, LLC, Magnum Hunter Resources LP, MHR Callco Corporation, MHR Exchangeco Corporation, Williston Hunter Canada, Inc., Williston Hunter, Inc., Williston Hunter ND, LLC, NGAS Gathering, LLC, Sentra Corporation, Energy Hunter Securities, Inc., Bakken Hunter, LLC, Viking International Resources Co., Inc. (“Virco”), Magnum Hunter Marketing, LLC, and Magnum Hunter Services, LLC. The Company has consolidated PRC Williston, LLC ("PRC Williston") and Eureka Hunter Holdings, LLC (“Eureka Hunter Holdings”) in which it owns 87.5% and 61.0%, respectively, as of December 31, 2012. Eureka Hunter Holdings owns, directly or indirectly, 100% of the equity interests of Eureka Hunter Pipeline, LLC ("Eureka Hunter Pipeline"), TransTex Hunter, LLC and Eureka Hunter Land, LLC. The consolidated financial statements also reflect the interests of Magnum Hunter Production, Inc. in various managed drilling partnerships. The Company accounts for the interests in these partnerships using the proportionate consolidation method. All significant intercompany balances and transactions have been eliminated.
Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that it believes to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions. Significant estimates are required for proved oil and gas reserves which may have a material impact on the carrying value of oil and gas property.

Revision to the Financial Statements

As discussed in Note 20, on April 24, 2013, the Company sold all of its ownership interest in its wholly owned subsidiary, Eagle Ford Hunter, Inc. The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for all periods presented.

In September 2013, the Company adopted a plan to divest all of its interests in (i) Magnum Hunter Production, Inc. (“MHP”), a wholly-owned subsidiary of the Company whose oil and natural gas operations are located primarily in the Southern Appalachian Basin in Kentucky and Tennessee, and (ii) the Canadian operations of Williston Hunter Canada, Inc., a wholly-owned subsidiary of the Company ("WHI Canada"). As of September 30, 2013, the Company is actively marketing these interests and anticipates completing the divestitures by the second quarter of 2014. The Company has reflected the operations as discontinued operations for all periods presented.

Certain balances in the consolidated financial statements and disclosures in footnotes 2, 3, 4, 6, 7, 10, 14, 15, 16 and 19 as they appeared in the Company's Annual Report on 10-K have been revised for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on Form S-1 to which these financial statements are included.

Reclassification of Prior-Year Balances

Certain prior-year balances in the consolidated financial statements have been reclassified to correspond with current-year classifications. As a result of the sale of Hunter Disposal, LLC, the Company reclassified the assets and liabilities of this entity to assets and liabilities held for sale and the gain on sale and all prior operating income and expense for this entity as discontinued operations.

Cash and cash equivalents

Cash and cash equivalents include cash in banks and highly liquid debt securities that have original maturities of three months or less. At December 31, 2012, the Company had cash deposits in excess of FDIC insured limits at various financial institutions.

Financial Instruments
The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities, derivatives, and certain long-term debt approximate fair value as of December 31, 2012 and 2011. See "Note 4 – Fair Value of Financial Instruments".
Inventory
Inventories were comprised of $11.5 million and $4.3 million of materials and supplies as of December 31, 2012 and 2011, respectively. The Company’s materials and supplies inventory is primarily comprised of frac sand used in the completion process of hydraulic fracturing. Frac sand is acquired for use in future well completion operations or repair operations and is carried at the lower of cost or market, on a first-in, first-out cost basis. “Market,” in the context of inventory valuation, represents net realizable value, which is the amount that the Company is allowed to bill to the joint accounts under joint operating agreements to which the Company is a party. Valuation reserve allowances for materials and supplies inventories are recorded as reductions to the carrying values of the materials and supply inventories in the Company’s consolidated balance sheets and as operating expense in the accompanying consolidated statements of operations. As of December 31, 2012, the Company estimated that $3.5 million of its frac sand inventory would not be utilized within one year. Accordingly, those inventory values have been classified as derivatives and other long term assets in the accompanying consolidated balance sheet as of December 31, 2012.
Commodities inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodities inventories consist of oil held in storage and gas pipeline fill volumes. Any valuation allowances of commodities inventories are recorded as reductions to the carrying values of the commodities inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations. The Company had $1.1 million and $207,000 in commodities inventory as of December 31, 2012 and December 31, 2011, respectively.
Oil and Gas Properties
Capitalized Costs
Our oil and gas properties comprised the following:

	December 31,
	2012	2011
	(in thousands)
Mineral interests in properties:
Unproved leasehold costs	$645,164	$424,610
Proved leasehold costs	529,538	218,654
Wells and related equipment and facilities	652,188	349,533
Uncompleted wells, equipment and facilities	71,665	27,741
Advances to operators for wells in progress	9,563	4,437
Total costs	1,908,118	1,024,975
Less accumulated depreciation, depletion, and amortization	(185,615)	(62,010)
Net capitalized costs	$1,722,503	$962,965

The Company follows the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip new development wells and related asset retirement costs are capitalized. Costs to acquire mineral interests and drill exploratory wells are also capitalized pending determination of whether the wells have proved reserves or not. If the Company determines that the wells do not have proved reserves, the costs are expensed to exploration and abandonments. Geological and geophysical costs, including seismic studies and related costs of carrying and retaining unproved properties are charged to exploration expense as incurred. The Company capitalizes interest on expenditures for significant capital asset projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million, all related to pipeline building projects at Eureka Hunter Pipeline, was capitalized during the year ended 2012. The Company did not capitalize any interest in 2011 or 2010.
On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with no resulting gain or loss recognized in income. A sale of an entire field is treated as discontinued operations. In 2010, the Company sold its interest in our Cinco Terry property and reflected the gain on sale and current and prior operating results as discontinued operations. In 2012, the Company sold its interest in Hunter Disposal, LLC, and reflected the gain on sale and current and prior operating results as discontinued operations. See "Note 7 - Discontinued Operations".
Certain balances in the consolidated financial statements and disclosures in the footnotes have been revised as a result of the sale of Eagle Ford Hunter on April 24, 2013, and MHP and WHC meeting the requirements for classification as discontinued operations on September 30, 2013, for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-1 to which these financial statements are included. The operating results of Eagle Ford Hunter and MHP, which have historically been included as part of the U.S. Upstream operating segment and WHC, which historically has been the only member of our Canadian Upstream segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010. See "Revision to the Financial Statements" above.
Leasehold costs attributable to proved oil and gas properties are depleted by the unit-of-production method over total proved reserves. Capitalized development costs are depleted by the unit-of-production method over producing proved reserves. Depreciation, depletion, and amortization expense for oil and gas producing property and related equipment was $49.2 million, $18.4 million, and $8.3 million for the years ended December 31, 2012, 2011, and 2010, respectively.
Unproved oil and gas leasehold costs that are individually significant are periodically assessed for impairment of value by comparing current quotes and recent acquisitions, and taking into account management's intent, and a loss is recognized at the time of impairment by providing an impairment allowance. The Company recorded $41.6 million in unproved property impairment during the year ended December 31, 2012, comprised of $35.0 million, $5.2 million, and $1.4 million in our Williston and Appalachian Basins and south Texas properties, respectively. There was no unproved property impairment for the years ended December 31, 2011 and 2010.
Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment quarterly based on an analysis of undiscounted future net cash flows. If undiscounted future net cash flows are insufficient to recover the net capitalized costs related to proved properties, then the Company recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows and other relevant market value data. Impairment of proved oil and gas properties is calculated on a field by field basis. An impairment is recorded when the estimated fair value of a field is determined to be less than the net capitalized cost of the field. The Company recorded $3.8 million in impairment charges for the year ended December 31, 2012, $3.6 million of which were related to the Williston Basin. The Company did not have any impairment charges to our proved properties held by continuing operations for the year ended December 31, 2011. During the year ended December 31, 2010, the Company recorded $306,000 in impairment charges related to our Giddings Field proved property.
It is common for operators of oil and gas properties to request that joint interest owners pay for large expenditures, typically for drilling new wells, in advance of the work commencing. This right to call for cash advances is typically a provision of the joint operating agreement that working interest owners in a property adopt. The Company record these advance payments in Advances in our property account and reclassify amounts from this account when the actual expenditure is later billed to us by the operator.
If an unproved property is sold or the lease expires without identifying proved reserves, the cost of the property is charged to the impairment allowance. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.
Estimates of Proved Oil and Gas Reserves
Estimates of our proved reserves included in this report are prepared in accordance with U.S. SEC guidelines for reporting corporate reserves and future net revenue. The accuracy of a reserve estimate is a function of:
·      the quality and quantity of available data;
·      the interpretation of that data;
·      the accuracy of various mandated economic assumptions; and
·      the judgment of the persons preparing the estimate.
Our proved reserve information included in this report was predominately based on evaluations reviewed by independent third party petroleum engineers. Estimates prepared by other third parties may be higher or lower than those included herein. Because these estimates depend on many assumptions, all of which may substantially differ from future actual results, reserve estimates will be different from the quantities of oil and gas that are ultimately recovered. In addition, results of drilling, testing and production after the date of an estimate may justify material revisions to the estimate.
In accordance with SEC requirements, the Company based the estimated discounted future net cash flows from proved reserves on the unweighted arithmetic average of the  prior 12-month commodity prices as of the first day of each of the months constituting the period and costs on the date of the estimate.
The estimates of proved reserves materially impact depreciation, depletion, amortization and accretion (DDA&A) expense. If the estimates of proved reserves decline, the rate at which the Company records DDA&A expense will increase, reducing future net income. Such a decline may result from lower market prices, which may make it uneconomic to drill for and produce from higher-cost fields.
Oil and Gas Operations
Revenue Recognition
Revenues associated with sales of crude oil, natural gas, and natural gas liquids are recognized when title passes to the customer, which is when the risk of ownership passes to the purchaser and physical delivery of goods occurs, either immediately or within a fixed delivery schedule that is reasonable and customary in the industry.
Revenues from the production of natural gas and crude oil from properties in which the Company has an interest with other producers are recognized based on the actual volumes sold during the period. Any differences between volumes sold and entitlement volumes, based on our net working interest, which are deemed to be non-recoverable through remaining production, are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are generally not significant.
Revenues from field servicing activities are recognized at the time the services are provided and earned as provided in the various contract agreements. Gas gathering revenues are recognized at the time the natural gas is delivered at the destination point.
Accounts Receivable
The Company recognizes revenue for our production when the quantities are delivered to or collected by the respective purchaser. Prices for such production are defined in sales contracts and are readily determinable or estimable based on available data.
Accounts receivable from joint interest owners consist of joint interest owner obligations due within 30 days of the invoice date. Accounts receivable, oil and gas sales, consist of accrued revenues due under normal trade terms, generally requiring payment within 30 to 60 days of production. The Company reviews accounts receivable periodically and reduce the carrying amount by a valuation allowance that reflects our best estimate of the amount that may not be collectible. As of December 31, 2012 and 2011, the Company had allowance for doubtful accounts of $448 thousand and $286 thousand respectively.
Accounts Payable
Our accounts payable consisted of trade payables of $196.5 million and $138.3 million as of December 31, 2012 and 2011, respectively.
Revenue Payable
Revenue payable represents amounts collected from purchasers for oil and gas sales which are either revenues due to other working or royalty interest owners or severance taxes due to the respective state or local tax authorities. Generally, the Company is required to remit amounts due under these liabilities within 30 days of the end of the month in which the related production occurred.
Lease Operating Expenses
Lease operating expenses, including compressor rental and repair, pumpers’ salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, workovers and other operating expenses are expensed as incurred. Transportation, gathering, and processing costs are expensed as incurred and included in lease operating expenses.
Exploration and Abandonment Costs
Exploration expenses include dry hole costs, delay rentals, and geological and geophysical costs. Abandonment costs are charges to leasehold costs associated with acreage that the Company chose not to develop and impair such costs or allow leases to expire, whichever occurs first. The Company did not drill any dry holes in 2012, 2011, or 2010. The following table provides the Company's exploration and abandonment costs from continuing operations for 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Geological and geophysical	$2,570	$1,497	$942
Leasehold abandonment	34,056	1,108	—
Leasehold impairments	41,595	—	—
	$78,221	$2,605	$942

During 2012, the Company's exploration and abandonment expense was primarily attributable to $41.6 million in leasehold impairments and $34.1 million in leasehold abandonment expense, of which $24.3 million and $9.8 million was associated with the Company's unproved properties in the Williston Basin and Appalachian Basin, respectively. The impairment is primarily due to the large acreage position the Company initially acquired and results to date in the area, which led us to focus on other areas, thereby letting certain acreage expire in that region. The significant components of the Company's 2011 exploration and abandonment expense included unproved acreage abandonments of $802,000 and $306,000 in the Appalachian Basin and Eagle Ford Shale areas, respectively, and $1.5 million of geological and geophysical costs.
During the quarter ended March 31, 2013, the Company recognized an additional $4.7 million lease abandonment expense related to leases that expired on approximately 700 acres in the Williston Basin region that the Company planned to renew as of December 31, 2012, but failed to renew as a result of logistical difficulties.
Severance Taxes and Marketing Costs
Severance taxes are comprised of production taxes charged by most states on oil, natural gas, and natural gas liquids produced. These taxes are computed on the basis of volumes and/or value of production or sales. These taxes are usually levied at the time and place the minerals are severed from the producing reservoir. Marketing costs are those directly associated with marketing our production and are based on volumes.
Gas Gathering and Processing Costs
Gas gathering and processing costs are those costs associated with oil and gas gathering revenues of our midstream operations.
Dependence on Major Customers
The Company's share of oil and gas production is sold to various purchasers who must be prequalified under the Company's credit risk policies and procedures. The Company records allowances for doubtful accounts based on the age of accounts receivables and the financial condition of its purchasers and, depending on facts and circumstances, may require purchasers to provide collateral or otherwise secure their accounts. The loss of any one significant purchaser could have a material, adverse effect on the ability of the Company to sell its oil and gas production in a certain region. Although the Company is exposed to a concentration of credit risk, it believes that all of its purchasers are credit worthy. See "Note 15 - Major Customers".
Dependence on Suppliers
Our industry is cyclical, and from time to time there is a shortage of drilling rigs, fracture stimulation services, equipment, related supplies and qualified personnel. During these periods, the costs and delivery times of rigs, equipment and supplies are substantially greater. If the unavailability or high cost of drilling rigs, equipment, supplies or qualified personnel were particularly severe in the areas where the Company operates, it could be materially and adversely affected. The Company believes that there are potential alternative providers of drilling services and that it may be necessary to establish relationships with new contractors as our activity level increases and capital program grows. However, there can be no assurance that the Company can establish such relationships and that those relationships will result in increased availability of drilling rigs.
Gas Gathering, Processing and Other Equipment
Our gas gathering system assets and field servicing assets are carried at cost. The Company capitalizes interest on expenditures for significant construction projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million was capitalized on our Eureka Hunter Gas Gathering System during the year ended 2012, and no interest was capitalized in 2011 or 2010. Depreciation of gas gathering system assets is provided using the straight line method over an estimated useful life of fifteen years. Depreciation of field servicing assets is provided using the straight line method over various useful lives ranging from three to ten years. Gain or loss on retirement or sale or other disposition of assets is included in income in the period of disposition.
Furniture, fixtures and equipment are carried at cost. Depreciation of furniture, fixtures and equipment is provided using the straight-line method over estimated useful lives ranging from five to fifteen years. Gain or loss on retirement or sale or other disposition of assets is included in other income in the period of disposition.

	December 31,
	2012	2011
	(In thousands)
Gas gathering, processing and other equipment	$218,656	$121,030
Less accumulated depreciation and depletion	(16,746)	(8,861)
Net capitalized costs	$201,910	$112,169

Depreciation expense for other property and equipment was $8.1 million, $7.8 million, and $52,000, for the years ended December 31, 2012, 2011, and 2010, respectively.
TransTex Hunter sells and leases gas treating and processing equipment, much of which is leased to third party operators for treating gas at the wellhead. The leases generally have a term of three years or less. The equipment under leases in place as of December 31, 2012 had terms for future payments extending as far as December 2014. TransTex Hunter has non-cancelable leases to third parties in place as of December 31, 2012, with future minimum base rentals of $3.9 million and $1.6 million for the years ending December 31, 2013 and 2014, respectively. Equipment leasing revenue is reported in gas transportation, gathering, and processing revenue in our statement of operations.
Deferred Financing Costs
In connection with debt financings, the Company paid $20.3 million and $11.6 million in fees in the year ended December 31, 2012, and 2011, respectively. These fees were recorded as deferred financing costs and are being amortized over the life of the debt instrument using the straight line method for debt in the form of a line of credit and effective interest method for term loans. Amortization and write off of deferred financing costs for the years ended December 31, 2012, 2011, and 2010 was $7.1 million, $3.6 million, and $1.2 million, respectively.
Commodity and Financial Derivative Instruments
The Company use commodity and financial derivative instruments, typically options and swaps, to manage the risk associated with fluctuations in oil and gas prices, and the Company accounts for these instruments in accordance with ASC 815 - Derivatives and Hedging. The Company also has an embedded derivative liability resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings, LLC and an embedded derivative asset resulting from the bifurcated conversion feature associated with the convertible note received as partial consideration upon the sale of Hunter Disposal, LLC. See "Note 4 – Fair Value of Financial Instruments", "Note 7 – Discontinued Operations", "Note 12 — Shareholders’ Equity", and "Note 17 – Related Party Transactions".
Derivative instruments are recorded at fair value in the balance sheet as either an asset or liability, with those contracts maturing in the next twelve months classified as current, and those maturing thereafter as long-term. The Company recognizes changes in the derivatives' fair values in earnings, as it has not designated our oil and gas price derivative contracts as cash flow hedges. The Company recognizes the realized and unrealized gains and losses on a net basis within the “Gain (loss) on derivative contracts” line item within the “Other Income (expense)” section of the Consolidated Statement of Operations. Additionally, the Company separately discloses the “Realized gain (loss)” and “Unrealized gain (loss)” within the "Notes to the Consolidated Financial Statements" in accordance with ASC 815.
Investments
Investments are comprised of common and preferred stock of companies publicly traded on the TSX Venture Exchange and the NYSE MKT (formerly NYSE Amex) with quoted prices in active markets. On February 17, 2012, the Company received 1,846,722 restricted common shares of GreenHunter Resources, Inc., with a discounted carrying value of $1.3 million at December 31, 2012, and 88,000 shares of GreenHunter Resources, Inc. 10% Series C Preferred Stock, with a discounted fair value of $1.7 million at December 31, 2012, as partial consideration for the sale by our wholly-owned subsidiary, Triad Hunter, LLC, of its equity ownership interest in Hunter Disposal, LLC to GreenHunter Resources, Inc. The GreenHunter common stock investment is accounted for under the equity method within the scope of ASC 323: Investments - Equity Method. The Company initially accounted for its investment in GreenHunter’s Series C Preferred Stock under the cost method specified in ASC 325: Investments - Other. The preferred shares were cost basis investments from February 17, 2012 through July 31, 2012, since the preferred stock was not publicly traded and did not have a readily determinable fair value, and therefore ineligible for accounting under ASC 320: Investments - Debt and Equity Securities.

Beginning July 31, 2012, the GreenHunter Series C Preferred Stock is publicly traded with a readily determinable fair value and is classified as available for sale within the scope of ASC 320. Available-for-sale assets are included in Investments on our balance sheet and represent securities and other financial investments that are neither held for trading, nor held to maturity, nor held for strategic reasons, and that have a readily available market price. As such, the gains and losses resulting from marking available-for-sale investments to market are not included in net income but are reflected in other comprehensive income until they are realized.
Below is a summary of changes in investments for the years ended December 31, 2012 and 2011:

	Available for Sale Securities	Equity Method Investments	Cost Method Investments
	(in thousands)
Fair value at January 1, 2011	$—	$—	$—
Acquisition of available for sale securities	483	—	—
Change in fair value recognized in other comprehensive income	14	—	—
Fair value at December 31, 2011	497	—	—
Additional cost basis from acquisition	—	3,943	1,870
Transfers	1,770	—	(1,770)
Decrease in carrying amount return of capital	—	—	(100)
Equity in net loss recognized in other income (expense)	—	(1,333)	—
Impairment in carrying value of equity method investment recognized in other income (expense)	—	(538)	—
Change in fair value recognized in other comprehensive loss	(309)	—	—
Fair value as of December 31, 2012	$1,958	$2,072	$—

On April 24, 2013, the Company received 10.0 million shares of common stock of Penn Virginia Corporation valued at approximately $42.3 million (as of June 1, 2013) as partial consideration for the sale of our wholly-owned subsidiary, Eagle Ford Hunter. The Company plans to sell some or all of these shares opportunistically depending upon market conditions. See "Note 20 - Subsequent Events".

Goodwill and Other Intangible Assets

During 2012, the Company recorded goodwill associated with the acquisition of the assets of TransTex Gas Services, LP, which represents the fair value of the acquired entity over the net amounts assigned to assets acquired and liabilities assumed. In accordance with GAAP, goodwill is not amortized to earnings, but is assessed annually in April for impairment, or whenever events or circumstances indicate that impairment of the carrying value of goodwill is likely. The Company has established April 1 as the annual testing date. If the carrying value of goodwill is determined to be impaired, it is reduced to its implied fair value with a corresponding charge to pretax earnings in the period in which it is determined to be impaired. Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2011-08, Intangibles - Goodwill and Other (Topic 350) permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The Company performed an interim evaluation of any triggering events, and none were determined to exist.

Intangible assets consist primarily of the fair value of the acquired gas treating agreements and customer relationships in the TransTex Gas Services, LP assets acquisition.  The intangible assets were valued at fair value using a discounted cash flow model with a discount rate of 13%.  Such assets will be amortized over the weighted average term of 8.5 years.  The customer relationships are being amortized with a 12.5 year life. Amortizable intangible assets are required to be evaluated at least annually for impairment. If the carrying value of an individual amortizable intangible asset exceeds its fair value as determined by its discounted cash flows, such individual amortizable intangible asset is written down by the amount of the excess. Other intangible assets are evaluated for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. At December 31, 2012, our other intangible assets were not impaired.
Assets Held for Sale
The Company agreed to exchange a drilling rig owned by Alpha Hunter Drilling, a subsidiary of Triad Hunter, LLC, as partial consideration toward the purchase of a new drilling rig. The trade in value of the rig is $500,000 and has been reclassified to assets held for sale as of December 31, 2012, and the remaining book value of the rig of $156,000 was written off as an expense.
As a result of the sale of Hunter Disposal, LLC, the Company reclassified the gain on sale and all prior operating income and expense for this entity to discontinued operations.
Asset Retirement Obligation
The asset retirement obligation primarily represents the estimated present value of the amount the Company will incur to plug, abandon and remediate our producing properties at the projected end of their productive lives, in accordance with applicable federal, state and local laws. The Company determined its asset retirement obligation by calculating the present value of estimated cash flows related to the obligation. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with an offsetting increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations.
The liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and our risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. The liability for current and long term asset retirement obligations were approximately $2.4 million and $28.3 million, respectively, at December 31, 2012, and $0.5 million and $20.1 million , respectively, at December 31, 2011. The liability for current asset retirement obligations is reported in other current liabilities. See "Note 9—Asset Retirement Obligations".
Share-Based Compensation
The Company estimates the fair value of share-based payment awards made to employees and directors, including stock options, restricted stock and matching contributions of stock to employees under our employee stock ownership plan, on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense ratably over the requisite service periods. Awards that vest only upon achievement of performance criteria are recorded only when achievement of the performance criteria is considered probable. The Company estimated the fair value of each share-based award using the Black-Scholes option pricing model or a lattice model. These models are highly complex and dependent on key estimates by management. The estimates with the greatest degree of subjective judgment are the estimated lives of the stock-based awards, the estimated volatility of our stock price, and the assessment of whether the achievement of performance criteria is probable.
Income Taxes
Income taxes are accounted for in accordance with FASB ASC 740, under which deferred income taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities using the enacted statutory tax rates in effect at year-end. The effect on deferred taxes for a change in tax rates is recognized in earnings in the period that includes the enactment date. A valuation allowance for deferred tax assets is recorded when it is more likely than not that the benefit from the deferred tax asset will not be realized.
Uncertain Income Tax Positions
Under accounting standards for uncertainty in income taxes (ASC 740-10), a company recognizes a tax benefit in the financial statements for an uncertain tax position only if management's assessment is that the position is “more likely than not” (i.e., a likelihood greater than 50 percent) to be allowed by the tax jurisdiction based solely on the technical merits of the position. The term “tax position” in the accounting standards for income taxes refers to a position in a previously filed tax return or a position expected to be taken in a future tax return that is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. The Company had no uncertain tax positions at December 31, 2012 or 2011.
Loss per Common Share
Basic net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated in the same manner, but also considers the impact to net income and common shares for the potential dilution from stock options, stock warrants and any outstanding convertible securities.
The Company has issued potentially dilutive instruments in the form of our restricted common stock granted and not yet issued, common stock warrants, common stock options granted to our employees and directors, and our Series E Cumulative Convertible Preferred Stock. The Company did not include any of these instruments in its calculation of diluted loss per share during the period because to include them would be anti-dilutive due to the Company's loss from continuing operations during the periods.
The following table summarizes the types of potentially dilutive securities outstanding as of December 31, 2012, 2011 and 2010:

	December 31,
	2012	2011	2010
	(in thousands of shares)
Series E Preferred Stock	11,103	—	—
Warrants	13,376	13,526	963
Restricted shares granted, not yet issued	—	38	118
Common stock options	14,710	12,566	12,781
Total	39,189	26,130	13,862

Recently Issued Accounting Pronouncements
None.
Regulated Activities
Energy Hunter Securities, Inc. is a wholly-owned subsidiary and is a registered broker-dealer and member of the Financial Industry Regulatory Authority. Among other regulatory requirements, it is subject to the net capital provisions of Rule 15c3-1 under the Securities Exchange Act of 1934, as amended. Because it does not hold customer funds or securities or owe money or securities to customers, Energy Hunter Securities, Inc. is required to maintain minimum net capital equal to the greater of $5,000 or 6.67% of its aggregate indebtedness. At December 31, 2012 and 2011, Energy Hunter Securities, Inc. had net capital of $61,074 and $49,000, respectively, and aggregate indebtedness of $38,926 and $132,000, respectively.
Sentra Corporation owns and operates distribution systems for retail sales of natural gas in south central Kentucky. Sentra Corporation’s gas distribution billing rates are regulated by Kentucky’s Public Service Commission based on recovery of purchased gas costs. The Company accounts for its operations based on the provisions of ASC 980-605, Regulated Operations–Revenue Recognition, which requires covered entities to record regulatory assets and liabilities resulting from actions of regulators. For the years ended December 31, 2012, 2011, and 2010, the Company had gas transmission, compression and processing revenue, reported in other revenue, which included gas utility sales from Sentra Corporation’s regulated operations aggregating $511,000, $61,000, and $0, respectively.
Other Comprehensive Income (Loss)
The functional currency of the Company's operations in Canada, the only country in addition to the United States in which the Company operates, is the Canadian dollar. For purposes of consolidation, the Company translates the assets and liabilities of its Canadian subsidiary into U.S. dollars at current exchange rates while revenues and expenses are translated at the average rates in effect for the period. The related translation gains and losses are included in accumulated other comprehensive income within shareholders’ equity on its consolidated balance sheets. During the year ended December 31, 2012, 2011, and 2010 the Company recognized a translation gain of $3.9 million and a loss of $12.5 million, and zero, respectively. As the Company considers undistributed earnings in Canada to be indefinitely reinvested in Canada, there is no tax effect of the translation gain.